                                        EXHIBIT A


  A consolidating statement of income and surplus of CMS Energy and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of CMS Energy and its subsidiary companies as of the close of such calendar year is attached.


                                 CMS ENERGY CORPORATION
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                         (In Millions, except Per Share Amounts)


                                         Consumers   CMS        Inter-
                                           Power Enterprises   companyCMS Energy
                             CMS Energy   Company  Company     Elimina-Corporation
                              Corp.(1)     Consol. Consol.      tions   Consol.
Operating Revenue
  Electric utility               $    -     $2,446    $    -     $    -    $2,446
  Gas utility                         -      1,282         -          -     1,282
  Oil and gas exploration
    and production                    -          -       151        (21)      130
  Independent power production        -         40       100          -       140
  Natural gas transmission,
    storage and marketing             -          -       325         (5)      320
  Other                               -          2        16         (3)       15
                -------------------------------------------------------------------
    Total operating revenue           -      3,770       592        (29)    4,333
                -------------------------------------------------------------------
Operating Expenses
  Fuel for electric generation        -        296         -          -       296
  Purchased power -
    related parties                   -        589         -          -       589
  Purchased and interchange
    power                             -        202         -          -       202
  Cost of gas sold                    -        750       273        (26)      997
  Other operation expense            14        600       140         (3)      751
  Maintenance                         -        174         4          -       178
  Depreciation, depletion
    and amortization                  1        371        69          -       441
  General taxes                       -        191        11          -       202
                -------------------------------------------------------------------
    Total operating expenses         15      3,173       497        (29)    3,656
                -------------------------------------------------------------------
Pretax Operating Income (Loss)      (15)       597        95          -       677
                -------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates           -         17         2        (19)        -
  Accretion income                    -         10         -          -        10
  Accretion expense                   -        (22)        -          -       (22)
  Other, net                        313         (4)        5       (313)        1
                -------------------------------------------------------------------
    Total other income
      (deductions)                  313          1         7       (332)      (11)
                -------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt         71        139        20          -       230
  Other interest                     14         15         8         (8)       29
  Capitalized interest                -         (2)       (6)         -        (8)
  Preferred dividends                 -         28        14        (14)       28
  Preferred securities distributions  -          8         -          -         8
                -------------------------------------------------------------------
    Net fixed charges                85        188        36        (22)      287
                -------------------------------------------------------------------
Income (Loss) Before Income Taxes   213        410        66       (310)      379
                -------------------------------------------------------------------
Income Taxes                        (32)       150        21          -       139
                -------------------------------------------------------------------
Consolidated Net Income (Loss) before
  Common Stock Dividends            245        260        45       (310)      240

Dividends on Common Stock           108        200         -       (205)      103
                -------------------------------------------------------------------
Consolidated Net Income (Loss) after
  Common Stock Dividends         $  137     $   60    $   45     $ (105)   $  137
                ===================================================================
Average Number of CMS Energy Common Shares Outstanding                                        92,462

Earnings Per CMS Energy Average Common Share                                                  $ 2.45


(1) Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                 CONSUMERS POWER COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)


                             Michigan   Huron     CMS             Inter-Consumers
                   Consumers   Gas      Hydro-  Midland    CMS   company  Power
                    Energy   Storage   carbons Holdings  Midland Elimina-Company
                   Company(2)Company     Inc.   Company    Inc.   tions  Consol.
Operating Revenue
  Electric             $2,446  $    -   $    -   $    -   $    -   $    -  $2,446
  Gas                   1,277      20        -        -        -      (15)  1,282
  Other                     1       -        2        8       32       (1)     42
  --------------------------------------------------------------------------------
    Total operating revenue3,724   20        2        8       32      (16)  3,770
  --------------------------------------------------------------------------------
Operating Expenses
  Fuel for electric generation296   -        -        -        -        -     296
  Purchased power -
    related parties       589       -        -        -        -        -     589
  Purchased and interchange
    power                 202       -        -        -        -        -     202
  Cost of gas sold        765       -        -        -        -      (15)    750
  Other operation expense 593       8        -        -        -       (1)    600
  Maintenance             170       4        -        -        -        -     174
  Depreciation, depletion
    and amortization      369       1        -        -        1        -     371
  General taxes           189       2        -        -        -        -     191
  --------------------------------------------------------------------------------
    Total operating expenses3,173  15        -        -        1      (16)  3,173
  --------------------------------------------------------------------------------
Pretax Operating Income   551       5        2        8       31        -     597
  --------------------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates17       -        -        -        -        -      17
  Accretion income         10       -        -        -        -        -      10
  Accretion expense       (22)      -        -        -        -        -     (22)
  Other, net               38       -        -        -        -      (42)     (4)
  --------------------------------------------------------------------------------
    Total other income
      (deductions)         43       -        -        -        -      (42)      1
  --------------------------------------------------------------------------------
Interest Charges
  Interest on long-term debt139     -        -        -        -        -     139
  Other interest           24       -        -        -        -       (9)     15
  Capitalized interest     (2)      -        -        -        -        -      (2)
  --------------------------------------------------------------------------------
    Net interest charges  161       -        -        -        -       (9)    152
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes4335        2        8       31      (33)    446
  --------------------------------------------------------------------------------
Income Taxes              135       2        1        1       11        -     150
  --------------------------------------------------------------------------------
Net Income (Loss)         298       3        1        7       20      (33)    296

Preferred Stock Dividends  28       -        -        -        -        -      28

Preferred Securities Distribution8  -        -        -        -        -       8
  --------------------------------------------------------------------------------
Net Income (Loss) Available
  to Common Stockholder   262       3        1        7       20      (33)    260

Dividends on Common Stock 200       5        -        -        -       (5)    200
  --------------------------------------------------------------------------------
Net Income (Loss) After Common
  Dividends            $   62  $   (2)  $    1   $    7   $   20   $  (28) $   60
  ================================================================================


(2) Represents Consumers Power Company, CMS Engineering Company, ES Services Company and MEC Development Corporation
    consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron
    Hydrocarbons, Inc. included on the equity method of accounting.


                                 CMS ENTERPRISES COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)


                           CMS NOMECO  CMS        CMS                  CMS Gas
                      CMS    Oil andGeneration  Utility    CMS  CMS GasTrans. &
                  EnterprisesGas Co.    Co.    Services   Land MarketingStor. Co.
                   Company(3)Consol.  Consol.     Inc.   CompanyCompany Consol.
Operating Revenue
  Oil and gas exploration
    and production     $    -  $  152   $    -   $    -   $    -   $    -  $    -
  Independent power production-     -      100        -        -        -       -
  Natural gas transmission, storage
    and marketing           -       -        -        -        -      267      62
  Other                     -       -        -        8        5        -       -
  --------------------------------------------------------------------------------
    Total operating revenue -     152      100        8        5      267      62
  --------------------------------------------------------------------------------
Operating Expenses
  Cost of gas sold          -       -        -        -        -      261      16
  Other operation expense   6      49       65        6        -        3      10
  Maintenance               -       3        -        -        -        -       1
  Depreciation, depletion
    and amortization        -      54        7        1        -        -       7
  General taxes             -       7        1        -        -        1       2
  --------------------------------------------------------------------------------
    Total operating expenses6     113       73        7        -      265      36
  --------------------------------------------------------------------------------
Pretax Operating Income (Loss)(6)  39       27        1        5        2      26
  --------------------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates 2       -        -        -        -        -       -
  Other, net               62       2        2        -        -        -       -
  --------------------------------------------------------------------------------
    Total other income
      (deductions)         64       2        2        -        -        -       -
  --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt-      10        9        -        -        -       1
  Other interest            -       6        2        -        -        -       -
  Capitalized interest      -      (4)      (2)       -        -        -       -
  Preferred dividends      14       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Net fixed charges      14      12        9        -        -        -       1
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes4429       20        1        5        2      25
  --------------------------------------------------------------------------------
Income Taxes               (2)      2       10        1        2        -       8
  --------------------------------------------------------------------------------
Net Income (Loss)      $   46  $   27   $   10   $    -   $    3   $    2  $   17
  ================================================================================












                              (Continued on Following Page)


                                 CMS ENTERPRISES COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                        CMS            Inter-     CMS
                     Electric  CMS    company Enterprises
                       & Gas Capital  Elimina-  Company
                      Company Corp.    tions    Consol.
Operating Revenue
  Oil and gas exploration
    and production      $   -  $    -   $   (1)  $  151
  Independent power production-     -        -      100
  Natural gas transmission, storage
    and marketing           -       -       (4)     325
  Other                     2       1        -       16
             --------------------------------------------
    Total operating revenue 2       1       (5)     592
             --------------------------------------------
Operating Expenses
  Cost of gas sold          -       -       (4)     273
  Other operation expense   1       1       (1)     140
  Maintenance               -       -        -        4
  Depreciation, depletion
    and amortization        -       -        -       69
  General taxes             -       -        -       11
             --------------------------------------------
    Total operating expenses1       1       (5)     497
             --------------------------------------------
Pretax Operating Income (Loss)1     -        -       95
             --------------------------------------------
Other Income (Deductions)
  Dividends from affiliates -       -        -        2
  Other, net                -       2      (63)       5
             --------------------------------------------
    Total other income
      (deductions)          -       2      (63)       7
             --------------------------------------------
Fixed Charges
  Interest on long-term debt-       -        -       20
  Other interest            -       1       (1)       8
  Capitalized interest      -       -        -       (6)
  Preferred dividends       -       -        -       14
             --------------------------------------------
    Net fixed charges       -       1       (1)      36
             --------------------------------------------
Income (Loss) Before Income Taxes1  1      (62)      66
             --------------------------------------------
Income Taxes                -       -        -       21
             --------------------------------------------
Net Income (Loss)       $   1  $    1   $  (62)  $   45
             ============================================











(3) Represents CMS Enterprises Company, Monarch Management Corporation, CMS Electric Marketing Company and KJL
    Limited, Inc. consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services,
    Inc., CMS Land Company, CMS Gas Marketing Company, CMS Gas Transmission and Storage Company, CMS Electric and Gas
    Company and CMS Capital Corporation included on the equity method of accounting.


                             CMS NOMECO OIL AND GAS COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)


                                                      CMS NOMECO
                     CMS              CMS             Equatorial          NOMECO
                    NOMECO  NOMECO   NOMECO    Terra    Guinea CMS NOMECOColombia
                  Oil and GasAustraliaInternationalEnergy,Oil & GasVenezuelaOil
                   Company(4)Pty. Ltd.Inc. Consol.Ltd.    Co.      LDC    Company
Operating Revenue
  Oil and gas exploration
    and production     $   65  $    1   $   31   $   16   $    8   $    4  $    1
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating revenue65       1       31       16        8        4       1
  --------------------------------------------------------------------------------
Operating Expenses
  Cost of products sold     -       -        -        -        -        -       -
  Other operation expense  20       -       15        1        1        3       1
  Maintenance               3       -        -        -        -        -       -
  Depreciation, depletion
    and amortization       32       -        4        5        1        2       1
  General taxes             6       -        -        1        -        -       -
  --------------------------------------------------------------------------------
    Total operating expenses61      -       19        7        2        5       2
  --------------------------------------------------------------------------------
Pretax Operating Income     4       1       12        9        6       (1)     (1)
  --------------------------------------------------------------------------------
Other Income (Deductions)  23       -        -        1        -        -       -
  --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt9       -        1        -        -        -       -
  Other interest            2       -        -        -        -        1       -
  Capitalized interest      -       -        -        -        -       (1)      -
  --------------------------------------------------------------------------------
    Net fixed charges      11       -        1        -        -        -       -
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes16 1       11       10        6       (1)     (1)
  --------------------------------------------------------------------------------
Income Taxes              (12)      1        4        2        3        -       -
  --------------------------------------------------------------------------------
Net Income (Loss)      $   28  $    -   $    7   $    8   $    3   $   (1) $   (1)
  ================================================================================




















                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                   CMS NOMECO   CMS   Explota-  Inter-CMS NOMECO
                      Inter-  NOMECO   ciones  companyOil and Gas
                     national Ecuador  Nomeco  Elimina-Company
                       Ltd.     LDC     Inc.    tions  Consol.
Operating Revenue
  Oil and gas exploration
    and production     $    -  $   20   $    6   $    -   $  152
  Other                     -       -        -        -        -
         --------------------------------------------------------
    Total operating revenue -      20        6        -      152
         --------------------------------------------------------
Operating Expenses
  Cost of products sold     -       -        -        -        -
  Other operation expense   -       6        2        -       49
  Maintenance               -       -        -        -        3
  Depreciation, depletion
    and amortization        -       7        2        -       54
  General taxes             -       -        -        -        7
         --------------------------------------------------------
    Total operating expenses-      13        4        -      113
         --------------------------------------------------------
Pretax Operating Income     -       7        2        -       39
         --------------------------------------------------------
Other Income (Deductions)   4       -        -      (26)       2
         --------------------------------------------------------
Fixed Charges
  Interest on long-term debt-       -        -        -       10
  Other interest            3       3        -       (3)       6
  Capitalized interest      -      (3)       -        -       (4)
         --------------------------------------------------------
    Net fixed charges       3       -        -       (3)      12
         --------------------------------------------------------
Income (Loss) Before Income Taxes1  7        2      (23)      29
         --------------------------------------------------------
Income Taxes                -       3        1        -        2
         --------------------------------------------------------
Net Income (Loss)      $    1  $    4   $    1   $  (23)  $   27
         ========================================================




















(4) Represents CMS NOMECO Oil and Gas Company, NOMECO China Oil Co., NOMECO Thailand Oil Company, CMS NOMECO Pipeline
    Company, NOMECO Exploration (Thailand) Limited, CMS NOMECO Holdings Ltd., CMS NOMECO Peru Company and CMS NOMECO
    Argentina LDC consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.


                             CMS NOMECO INTERNATIONAL, INC.
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)



                     CMS CMS NOMECO   CMS      Inter- CMS NOMECO
                    NOMECOInternationalNOMECO Company   Inter.,
                InternationalCongo,Inter. Eq. Elimina-    Inc.
                    Inc.(5)  Inc. Guinea, Inc. tions    Consol.
Operating Revenue
  Oil and gas exploration
    and production     $    -  $   24   $    7   $    -   $   31
  Other                     -       -        -        -        -
     ------------------------------------------------------------
    Total operating revenue -      24        7        -       31
     ------------------------------------------------------------
Operating Expenses
  Cost of products sold     -       -        -        -        -
  Other operation expense   1      13        1        -       15
  Maintenance               -       -        -        -        -
  Depreciation, depletion
    and amortization        -       3        1        -        4
  General taxes             -       -        -        -        -
     ------------------------------------------------------------
    Total operating expenses1      16        2        -       19
    ------------------------------------------------------------
Pretax Operating Income (Loss)(1)   8        5        -       12
     ------------------------------------------------------------
Other Income (Deductions)   8       -        -       (8)       -
     ------------------------------------------------------------
Fixed Charges
  Interest on long-term debt-       1        -        -        1
  Other interest            -       -        -        -        -
  Capitalized interest      -       -        -        -        -
     ------------------------------------------------------------
    Net fixed charges       -       1        -        -        1
     ------------------------------------------------------------
Income (Loss) Before Income Taxes7  7        5       (8)      11
     ------------------------------------------------------------
Income Taxes                -       2        2        -        4
     ------------------------------------------------------------
Net Income (Loss)      $    7  $    5   $    3   $   (8)  $    7
     ============================================================


















(5) Represents CMS NOMECO International, Inc., CMS NOMECO International Tunisia, Inc., CMS NOMECO Alba LDC and
    CMS NOMECO International Transportation, Inc. consolidated.


                                 CMS GENERATION COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)



                               CMSG      CMSG  HYDRA-CO   CMSG             Oxford
                      CMS     Honey      Filer  Enter-  Grayling   CMSG     Tire
                   Generation  Lake      City   prises, HoldingsOperating  Supply
                     Co.(6)  Company     Inc.   Consol. Company  Company    Inc.
Operating Revenue
  Independent power production$    1$    7$    3 $   35   $    2   $    1  $    3
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating revenue 1       7        3       35        2        1       3
  --------------------------------------------------------------------------------
Operating Expenses
  Other operation expense  13       -        -       18        -        -       3
  Depreciation, depletion
    and amortization        1       -        -        3        -        -       -
  General taxes             1       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating expenses15      -        -       21        -        -       3
  --------------------------------------------------------------------------------
Pretax Operating Income (Loss)(14)  7        3       14        2        1       -
  --------------------------------------------------------------------------------
Other Income (Deductions)  25       -        -        1        -        -       -
  --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt8       -        -        -        -        -       -
  Other interest            2       -        -        -        -        -       -
  Capitalized interest     (2)      -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Net fixed charges       8       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes3  7        3       15        2        1       -
  --------------------------------------------------------------------------------
Income Taxes               (7)      3        1        7        1        -       -
  --------------------------------------------------------------------------------
Net Income (Loss)      $   10  $    4   $    2   $    8   $    1   $    1  $    -
  ================================================================================























                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                                     Centrales   Mid-    CMS       CMS      CMS
                        CMSG   CMS    Termicas MichiganGenerationGeneration  Generation
                      HoldingGenerationMendozaRecyclingInv. Co.   Cebu   Cebu Oper.
                      Company  S.A.     S.A.    L.L.C.     I       LDC      LDC
Operating Revenue
  Independent power production $   15$   (2)$   26$    5  $    1   $    2  $    1
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating revenue     15    (2)    26       5        1        2       1
  --------------------------------------------------------------------------------
Operating Expenses
  Other operation expense     -     -       23        5        -        1       1
  Depreciation, depletion
    and amortization        -       -        3        -        -        -       -
  General taxes             -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating expenses     -     -    26        5        -        1       1
  --------------------------------------------------------------------------------
Pretax Operating Income (Loss)     15    (2)    -     -        1        1       -
  --------------------------------------------------------------------------------
Other Income (Deductions)     -     -        -        -        1        -       -
  --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt     -     -     1        -        -        -       -
  Other interest            1       -        -        -        -        -       -
  Capitalized interest      -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Net fixed charges       1       -        1        -        -        -       -
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes14(2)      (1)       -        2        1       -
  --------------------------------------------------------------------------------
Income Taxes                5       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Net Income (Loss)      $    9  $   (2)  $   (1)  $    -   $    2   $    1  $    -
  ================================================================================























                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                       CMS    Inter-    CMS
                    Resource company Generation
                    Develop. Elimina- Company
                     Company   tions    Consol.
Operating Revenue
  Independent power production $    -$    -$  100
  Other                     -       -        -
              ---------------------------------
    Total operating revenue      -     -   100
              ---------------------------------
Operating Expenses
  Other operation expense      1     -      65
  Depreciation, depletion
    and amortization        -       -        7
  General taxes             -       -        1
              ---------------------------------
    Total operating expenses      1     -    73
              ---------------------------------
Pretax Operating Income      (1)     -      27
              ---------------------------------
Other Income (Deductions)    -     (25)      2
              ---------------------------------
Fixed Charges
  Interest on long-term debt     -     -     9
  Other interest            -      (1)       2
  Capitalized Interest      -       -       (2)
              ---------------------------------
    Net fixed charges       -      (1)       9
              ---------------------------------
Income (Loss) Before Income Taxes(1)(24)    20
              ---------------------------------
Income Taxes                -       -       10
              ---------------------------------
Net Income (Loss)      $   (1) $  (24)  $   10
              =================================























(6) Represents CMS Generation Company, CMSG Filer City Operating Company, CMSG Grayling Company, CMSG Midland II, CMSG
    Genesee Company, CMSG Recycling Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Mon Valley Company,
    CMSG Altoona Company, CMSG Investment Company II, CMSG Investment Company III, CMSG Pinamucan LDC and CMSG
    Montreal Company consolidated with HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                               HYDRA-CO ENTERPRISES, INC.
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)


                     HYDRA-CO HCE      Inter-  HYDRO-CO
                      Enter-Imperial  company   Enter-
                      prises,Valley,  Elimina-  prises
                     Inc.(7)  Inc.      tions    Consol.
Operating Revenue
  Independent power production $   34$    1$    -$   35
  Other                     -       -        -        -
            --------------------------------------------
    Total operating revenue     34     1     -       35
            --------------------------------------------
Operating Expenses
  Other operation expense     18     -       -       18
  Depreciation, depletion
    and amortization        3       -        -        3
  General taxes             -       -        -        -
            --------------------------------------------
    Total operating expenses     21     -     -      21
            --------------------------------------------
Pretax Operating Income      13     1        -       14
            --------------------------------------------
Other Income (Deductions)     6     -       (5)       1
            --------------------------------------------
Fixed Charges
  Interest on long-term debt     -     -     -        -
  Other interest            -       -        -        -
  Capitalized interest      -       -        -        -
            --------------------------------------------
    Net fixed charges       -       -        -        -
            --------------------------------------------
Income (Loss) Before Income Taxes19 1       (5)      15
            --------------------------------------------
Income Taxes                8      (1)       -        7
            --------------------------------------------
Net Income (Loss)      $   11  $    2   $   (5)  $    8
            ============================================
























(7) Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc., HCE Hudson, Inc., Lakewood Project Management, Inc.,
    HCE Jamaica Development, Inc., HCE Lakewood, Inc., CMS Generation Operating Company II, Inc. and New Bern Project
    Management, Inc. consolidated.


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)



                                        CMS      CMS     CMS       CMS     CMS
                    CMS Gas    CMS  Gulf Coast   Gas   Jackson   SaginawGrand Lacs
                 TransmissionAntrim   Storage ArgentinaPipeline    Bay   Holding
                   Company(8)Company  Company  Company  Company  Company    Company
Operating Revenue
  Natural gas transmission and
    storage            $   12  $   11   $    4   $   12   $    2   $    1  $    7
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating revenue     12    11     4       12        2        1       7
  --------------------------------------------------------------------------------
Operating Expenses
  Cost of gas sold          3       -        -        -        -        -       6
  Other operation expense     6     1        -        -        1        -       -
  Maintenance               -       1        -        -        -        -       -
  Depreciation, depletion
    and amortization        1       2        -        1        -        -       1
  General taxes             1       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Total operating expenses    11     4     -        1        1        -       7
  --------------------------------------------------------------------------------
Pretax Operating Income      1      7        4       11        1        1       -
  --------------------------------------------------------------------------------
Other Income (Deductions)     20     -       -        -        -        -       -
  --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt     -     1     -        -        -        -       -
  Other interest            -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
    Net fixed charges       -       1        -        -        -        -       -
  --------------------------------------------------------------------------------
Income (Loss) Before Income Taxes21 6        4       11        1        1       -
  --------------------------------------------------------------------------------
Income Taxes                4       2        1        -        -        1       -
  --------------------------------------------------------------------------------
Net Income (Loss)      $   17  $    4   $    3   $   11   $    1   $    -  $    -
  ================================================================================





















                              (Continued on Following Page)


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                            Consolidating Statement of Income
                          For the Year Ended December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                            Cherokee   Inter-  CMS Gas
                     Petal     Gas    CompanyTransmission
                  Gas StorageProcessing Elimina- Company
                    Company   L.L.C.   tions    Consol.
Operating Revenue
  Natural gas transmission and
    storage            $    3  $   10   $    -   $   62
  Other                     -       -        -        -
            --------------------------------------------
    Total operating revenue      3    10     -       62
            --------------------------------------------
Operating Expenses
  Cost of gas sold          -       7        -       16
  Other operation expense     1     1        -       10
  Maintenence               -       -        -        1
  Depreciation, depletion
    and amortization        1       1        -        7
  General taxes             1       -        -        2
            --------------------------------------------
    Total operating expenses     3     9     -       36
            --------------------------------------------
Pretax Operating Income      -      1        -       26
            --------------------------------------------
Other Income (Deductions)      -     -     (20)       -
            --------------------------------------------
Fixed Charges
  Interest on long-term debt     -     -     -        1
  Other interest            1       -       (1)       -
            --------------------------------------------
    Net fixed charges       1       -       (1)       1
            --------------------------------------------
Income (Loss) Before Income Taxes(1)1      (19)      25
            --------------------------------------------
Income Taxes                -       -        -        8
            --------------------------------------------
Net Income (Loss)      $   (1) $    1   $  (19)  $   17
            ============================================





















(8) Represents CMS Gas Transmission and Storage Company, CMS Saginaw Bay Lateral Company and CMS Specialty Gas
    Processors Company consolidated.


                                 CMS ENERGY CORPORATION
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)


                            Consumers  CMS      Inter-
                              PowerEnterprises companyCMS Energy
                   CMS EnergyCompany Company   Elimina-Corporation
                    Corp.(1) Consol. Consol.    tions   Consol.
Plant and Property (At Cost)
  Electric             $    -  $6,333   $    -   $    -   $6,333
  Gas                       -   2,203      134        -    2,337
  Oil and gas properties     -      -    1,140        -    1,140
  Other                     7      26       68       (7)      94
         --------------------------------------------------------
                            7   8,562    1,342       (7)   9,904
  Less accumulated depreciation,
    depletion and amortization     3 4,269   595      -    4,867
         --------------------------------------------------------
                            4   4,293      747       (7)   5,037
  Construction work-in-progress     -   158    85     -      243
         --------------------------------------------------------
                            4   4,451      832       (7)   5,280
         --------------------------------------------------------
Investments
  Associated companies  2,766     298       61   (3,125)       -
  First Midland Limited
    Partnership             -     232        -        -      232
  Independent power production     -     -   318      -      318
  Natural gas transmission, storage
    and marketing           -       -      233        -      233
  Midland Cogeneration
    Venture                 -     134        -        -      134
  Other                     -       8       78        -       86
         --------------------------------------------------------
                        2,766     672      690   (3,125)   1,003
         --------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             1       4       51        -       56
  Accounts receivable     (13)    (21)     219     (115)      70
  Accrued revenues          -     232       71        -      303
  Inventories to average cost
    Gas in underground storage     -   186     -      -      186
    Materials and supplies     -    68      18        -       86
    Generating plant fuel
     stock                  -      30        -        -       30
  Deferred income taxes     3      27       18        -       48
  Postretirement benefits     -    25        -        -       25
  Prepayments and other     3     183       24        -      210
         --------------------------------------------------------
                           (6)    734      401     (115)   1,014
         --------------------------------------------------------
Non-current Assets
  Postretirement benefits     -   435        -        -      435
  Abandoned Midland project     -   113      -        -      113
  Nuclear decommissioning
    trust funds             -     386        -        -      386
  Other                    93     234      138      (81)     384
         --------------------------------------------------------
                           93   1,168      138      (81)   1,318
         --------------------------------------------------------
Total Assets           $2,857  $7,025   $2,061  $(3,328)  $8,615
         ========================================================





(1) Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                 CMS ENERGY CORPORATION
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)


                            Consumers  CMS      Inter-
                              PowerEnterprises companyCMS Energy
                   CMS EnergyCompany Company   Elimina-Corporation
                    Corp.(1) Consol. Consol.    tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    1  $  841   $    -  $  (841)  $    1
    Other paid-in-capital 2,205   504    1,188   (1,852)   2,045
    Revaluation capital    (6)     37       21      (58)      (6)
    Retained earnings    (338)    297     (122)    (175)    (338)
         --------------------------------------------------------
                        1,862   1,679    1,087   (2,926)   1,702
  Preferred stock           -     356      199     (199)     356
  Company-obligated mandatorily
    redeemable preferred securities-100      -        -      100
  Long-term debt          688   1,900      330      (76)   2,842
  Non-current capital leases     -   100     3        -      103
         --------------------------------------------------------
                        2,550   4,135    1,619   (3,201)   5,103
         --------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                  266      59       45        -      370
  Current capital leases     -     39        -        -       39
  Notes payable            31     333        -      (31)     333
  Accounts payable          2     212      135       (1)     348
  Accounts payable - related
    parties                 8      68       57      (70)      63
  Power purchases           -      47        -        -       47
  Accrued interest         13      33        8       (7)      47
  Accrued taxes            12     211       39        -      262
  Accrued refunds           -       8        -        -        8
  Other                     3     176       37      (10)     206
         --------------------------------------------------------
                          335   1,186      321     (119)   1,723
         --------------------------------------------------------
Non-current Liabilities
  Postretirement benefits    10   500       11        -      521
  Power purchases           -     178        -        -      178
  Deferred income taxes    (38)   646       90        -      698
  Deferred investment tax credit     -   159     2     -     161
  Regulatory liabilities for
    income taxes, net       -      66        -        -       66
  Other                     -     155       18       (8)     165
         --------------------------------------------------------
                          (28)  1,704      121       (8)   1,789
         --------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $2,857  $7,025   $2,061  $(3,328)  $8,615
         ========================================================














(1) Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                 CONSUMERS POWER COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)


                             Michigan   Huron     CMS             Inter-Consumers
                   Consumers    Gas     Hydro-  Midland    CMS   company  Power
                     Power    Storage  carbons Holdings  Midland Elimina-Company
                   Company(2) Company    Inc.   Company    Inc.   tions  Consol.
Plant and Property (At Cost)
  Electric             $6,333  $    -   $    -   $    -   $    -   $    -  $6,333
  Gas                   2,092     111        -        -        -        -   2,203
  Other                    26       -        -        -        -        -      26
  --------------------------------------------------------------------------------
                        8,451     111        -        -        -        -   8,562
  Less accumulated depreciation,
    depletion and amortization 4,216    53     -      -        -        -   4,269
  --------------------------------------------------------------------------------
                        4,235      58        -        -        -        -   4,293
  Construction work-in-progress   158     -     -     -        -        -     158
  --------------------------------------------------------------------------------
                        4,393      58        -        -        -        -   4,451
  --------------------------------------------------------------------------------
Investments
  Associated companies    576       -        -        -        -     (278)    298
  First Midland Limited
    Partnership             -       -        -      232        -        -     232
  Midland Cogeneration
    Venture                 -       -        -        -      134        -     134
  Other                     -       -        8        -        -        -       8
  --------------------------------------------------------------------------------
                          576       -        8      232      134     (278)    672
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             2       -        1        1        -        -       4
  Accounts receivable     (20)      6        -        -       10      (17)    (21)
  Accrued revenues        232       -        -        -        -        -     232
  Inventories to average cost
    Gas in underground storage   186     -     -      -        -        -     186
    Materials and supplies    68     -       -        -        -        -      68
    Generating plant fuel
     stock                 30       -        -        -        -        -      30
  Deferred income taxes     -       -        -       27        -        -      27
  Postretirement benefits    25     -        -        -        -        -      25
  Prepayments and other   183       -        -        -        -        -     183
  --------------------------------------------------------------------------------
                          706       6        1       28       10      (17)    734
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits   429     6        -        -        -        -     435
  Abandoned Midland project   113     -      -        -        -        -     113
  Nuclear decommissioning
    trust funds           386       -        -        -        -        -     386
  Other                   334       2        -        1        -     (103)    234
  --------------------------------------------------------------------------------
                        1,262       8        -        1        -     (103)  1,168
  --------------------------------------------------------------------------------
Total Assets           $6,937  $   72   $    9   $  261   $  144   $ (398) $7,025
  ================================================================================






(2) Represents Consumers Power Company, CMS Engineering Company, ES Services Company and MEC Development Corporation
    consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron
    Hydrocarbons, Inc. included on the equity method of accounting.


                                 CONSUMERS POWER COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)


                             Michigan   Huron     CMS             Inter-Consumers
                   Consumers    Gas     Hydro-  Midland    CMS   company  Power
                     Power    Storage  carbons Holdings  Midland Elimina-Company
                   Company(2) Company    Inc.   Company    Inc.   tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $  841  $   15   $    -   $    -   $    -   $  (15) $  841
    Other paid-in-capital   506     -        3       37      145     (187)    504
    Revaluation capital    37       -        -        -        -        -      37
    Retained earnings     299      19        2       31       22      (76)    297
  --------------------------------------------------------------------------------
                        1,683      34        5       68      167     (278)  1,679
  Preferred stock         356       -        -        -        -        -     356
  Company-obligated mandatorily
    redeemable preferred securities100-      -        -        -        -     100
  Long-term debt        1,981      22        -        -        -     (103)  1,900
  Non-current capital leases   100     -     -        -        -        -     100
  --------------------------------------------------------------------------------
                        4,220      56        5       68      167     (381)  4,135
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                   59       -        -        -        -        -      59
  Current capital leases    39      -        -        -        -        -      39
  Notes payable           347       -        -        -        -      (14)    333
  Accounts payable        201       6        -        6        -       (1)    212
  Accounts payable - related
    parties                70       -        -        -        -       (2)     68
  Power purchases          47       -        -        -        -        -      47
  Accrued interest         33       -        -        -        -        -      33
  Accrued taxes           227       -        1      (18)       1        -     211
  Accrued refunds           8       -        -        -        -        -       8
  Other                   175       1        -        -        -        -     176
  --------------------------------------------------------------------------------
                        1,206       7        1      (12)       1      (17)  1,186
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits   494     6        -        -        -        -     500
  Power purchases         178       -        -        -        -        -     178
  Deferred income taxes   488       3        3      177      (25)       -     646
  Deferred investment tax credit   130     -     -    28       1        -     159
  Regulatory liabilities for
    income taxes, net      66       -        -        -        -        -      66
  Other                   155       -        -        -        -        -     155
  --------------------------------------------------------------------------------
                        1,511       9        3      205      (24)       -   1,704
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $6,937  $   72   $    9   $  261   $  144   $ (398) $7,025
  ================================================================================











(2) Represents Consumers Power Company, CMS Engineering Company, ES Services Company and MEC Development Corporation
    consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron
    Hydrocarbons, Inc. included on the equity method of accounting.


                                 CMS ENTERPRISES COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)


                          CMS NOMECO   CMS       CMS                   CMS Gas
                       CMS  Oil and Generation Utility     CMS CMS GasTran. & Stor.
                  EnterprisesGas Co.    Co.    Services   LandMarketingCompany
                   Company(3)Consol.  Consol.    Inc.    CompanyCompany Consol.
Plant and Property (At Cost)
  Oil and gas properties$    - $1,140   $    -   $    -   $    -   $    -  $    -
  Natural gas transmission, storage
    and marketing           -       -        -        -        -        -     135
  Other                     -       -       48        4       16        -       -
  --------------------------------------------------------------------------------
                            -   1,140       48        4       16        -     135
  Less accumulated depreciation,
    depletion and amortization     -   578     4      3        -        -      10
  --------------------------------------------------------------------------------
                            -     562       44        1       16        -     125
  Construction work-in-progress     -     -    81     -        -        -       4
  --------------------------------------------------------------------------------
                            -     562      125        1       16        -     129
  --------------------------------------------------------------------------------
Investments
  Associated companies  1,339       -        -        -        -        -       -
  Independent power production     -     -   318      -        -        -       -
  Natural gas transmission, storage
    and marketing           -       -        -        -        -        -     233
  Other                    (4)      1        -        -       17        -       -
  --------------------------------------------------------------------------------
                        1,335       1      318        -       17        -     233
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             1      17       29        1        -        -       3
  Accounts receivable      17      32      100        2        3       42      27
  Accrued revenues          -      71        -        -        -        -       -
  Materials and supplies    -       8        8        -        -        -       2
  Deferred income taxes     1      12        5        -        -        -       -
  Prepayments and other     -      10        1        -        -       11       2
  --------------------------------------------------------------------------------
                           19     150      143        3        3       53      34
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                     1      23       99        -        -        -      14
  --------------------------------------------------------------------------------
                            1      23       99        -        -        -      14
  --------------------------------------------------------------------------------
Total Assets           $1,355  $  736   $  685   $    4   $   36   $   53  $  410
  ================================================================================












                              (Continued on Following Page)


                                 CMS ENTERPRISES COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                       CMS             Inter-   CMS
                     Electric  CMS    companyEnterprises
                       & Gas Capital  Elimina-Company
                      Company Corp.    tions  Consol.
Plant and Property (At Cost)
  Oil and gas properties$    - $    -  $     -   $1,140
  Natural gas transmission, storage
    and marketing           -       -       (1)     134
  Other                     -       -        -       68
            --------------------------------------------
                            -       -       (1)   1,342
  Less accumulated depreciation,
    depletion and amortization     --        -      595
            --------------------------------------------
                            -       -       (1)     747
  Construction work-in-progress     --       -       85
                                    ---------------------------------------------
                            -       -       (1)     832
            --------------------------------------------
Investments
  Associated companies      -       -   (1,278)      61
  Independent power production     --        -      318
  Natural gas transmission, storage
    and marketing           -       -        -      233
  Other                    64       -        -       78
            --------------------------------------------
                           64       -   (1,278)     690
            --------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        -       51
  Accounts receivable       3      33      (40)     219
  Accrued revenues          -       -        -       71
  Materials and supplies    -       -        -       18
  Deferred income taxes     -       -        -       18
  Prepayments and other     -       -        -       24
            --------------------------------------------
                            3      33      (40)     401
            --------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -
  Other                     1       -        -      138
            --------------------------------------------
                            1       -        -      138
            --------------------------------------------
Total Assets           $   68  $   33  $(1,319)  $2,061
            ============================================











(3) Represents CMS Enterprises Company, CMS Electric Marketing Company, KJL Limited, Inc. and Monarch Management
    Company consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS
    Land Company, CMS Capital Corporation, CMS Gas Marketing Company, CMS Gas Transmission and Storage Company and CMS
    Electric and Gas Company included on the equity method of accounting.


                                 CMS ENTERPRISES COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)


                           CMS NOMECO   CMS       CMS                  CMS Gas
                      CMS   Oil and Generation Utility     CMSCMS GasTran. & Stor.
                  EnterprisesGas Co.    Co.    Services   LandMarketingCompany
                   Company(3)Consol.  Consol.    Inc.    CompanyCompany Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital 1,190   173      574        4        9        5     333
    Revaluation capital    21       -       (7)       -        -        -       -
    Retained earnings    (121)    203     (121)      (3)       8        6      14
  --------------------------------------------------------------------------------
                        1,090     376      446        1       17       11     347
  Preferred stock         199       -        -        -        -        -       -
  Long-term debt            -     197       99        -       10        -      24
  Non-current capital leases-       1        1        1        -        -       -
  --------------------------------------------------------------------------------
                        1,289     574      546        2       27       11     371
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       6       36        -        -        -       3
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             1       -        -        -        -        -       -
  Accounts payable          2      75       13        1        -       39       7
  Accounts payable - related
    parties                52       -        7        -        2        2       2
  Accrued interest          -       2        2        -        4        -       -
  Accrued taxes             1       9       27        1        -       (1)      2
  Other                    12       7       16        -        -        1       7
  --------------------------------------------------------------------------------
                           68      99      101        2        6       41      21
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     1     4        3        1        -        1       1
  Deferred income taxes     (3)    59       23       (1)       3        -       9
  Deferred investment tax credit     -     -     2     -       -        -       -
  Other                     -       -       10        -        -        -       8
  --------------------------------------------------------------------------------
                           (2)     63       38        -        3        1      18
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $1,355  $  736   $  685   $    4   $   36   $   53  $  410
  ================================================================================
















                              (Continued on Following Page)


                                 CMS ENTERPRISES COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                        CMS            Inter-   CMS
                     Electric  CMS    companyEnterprises
                       & Gas Capital  Elimina-Company
                      Company Corp.    tions  Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -  $     -   $    -
    Other paid-in-capital    66    16   (1,182)   1,188
    Revaluation capital     -       -        7       21
    Retained earnings       1      (6)    (103)    (122)
            --------------------------------------------
                           67      10   (1,278)   1,087
  Preferred stock           -       -        -      199
  Long-term debt            -       -        -      330
  Non-current capital leases-       -        -        3
            --------------------------------------------
                           67      10   (1,278)   1,619
            --------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        -       45
  Current capital leases    -       -        -        -
  Notes payable             -      23      (24)       -
  Accounts payable          -       -       (2)     135
  Accounts payable - related
    parties                 1       -       (9)      57
  Accrued interest          -       -        -        8
  Accrued taxes             -       -        -       39
  Other                     -       -       (6)      37
            --------------------------------------------
                            1      23      (41)     321
            --------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -       11
  Deferred income taxes     -       -        -       90
  Deferred investment tax credit     -     -     -     2
  Other                     -       -        -       18
            --------------------------------------------
                            -       -        -      121
            --------------------------------------------
Total Stockholders' Equity
  and Liabilities      $   68  $   33  $(1,319)  $2,061
            ============================================















(3) Represents CMS Enterprises Company, CMS Electric Marketing Company, KJL Limited, Inc. and Monarch Management
    Company consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS
    Land Company, CMS Capital Corporation, CMS Gas Marketing Company, CMS Gas Transmission and Storage Company and CMS
    Electric and Gas Company included on the equity method of accounting.


                             CMS NOMECO OIL AND GAS COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)



                                      Explota-CMS NOMECO   CMS     CMS    CMS
                   CMS NOMECONOMECO   ciones   Inter-    NOMECO   NOMECONOMECO
                  Oil and GasAustralia Nomeco national   EcuadorVenezuelaInterna.
                   Company(4)Pty. Ltd.  Inc.    Ltd.       LDC     LDCInc. Consol.
Plant and Property (At Cost)
  Oil and gas properties$  778 $    -   $   35   $    -   $  129   $   21  $   81
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                          778       -       35        -      129       21      81
  Less accumulated depreciation,
    depletion and amortization   530     -     4      -       15        2       8
  --------------------------------------------------------------------------------
                          248       -       31        -      114       19      73
  Construction work-in-progress     -     -     -     -        -        -       -
  --------------------------------------------------------------------------------
                          248       -       31        -      114       19      73
  --------------------------------------------------------------------------------
Investments
  Associated companies    301       -        -      149        -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                          301       -        -      149        -        -       -
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             1       -        1        -        2        -       7
  Accounts receivable      41       -        -        2      (21)      (1)     17
  Accrued revenues         12       -        3        -       38        2       3
  Materials and supplies    1       -        -        -        3        1       2
  Deferred income taxes    12       -        -        -        -        -       -
  Prepayments and other     1       -        -        -        -        -       9
  --------------------------------------------------------------------------------
                           68       -        4        2       22        2      38
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                    14       -        -        -        -        -       2
  --------------------------------------------------------------------------------
                           14       -        -        -        -        -       2
  --------------------------------------------------------------------------------
Total Assets           $  631  $    -   $   35   $  151   $  136   $   21  $  113
  ================================================================================
















                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                                   CMS NOMECO
                        CMS        Equatorial              CMS    NOMECO
                      NOMECO NOMECO  Guinea     Terra    NOMECO  Colombia
                      PNG OilChina OilOil & GasEnergy,  Holdings    Oil
                        Co.  Company   Co.       Ltd.     Ltd.    Company
Plant and Property (At Cost)
  Oil and gas properties$    - $    -   $   17   $   70   $    -   $    9
  Other                     -       -        -        -        -        -
     --------------------------------------------------------------------
                            -       -       17       70        -        9
  Less accumulated depreciation,
    depletion and amortization     -     -     4      6        -        9
     --------------------------------------------------------------------
                            -       -       13       64        -        -
  Construction work-in-progress     -     -     -     -        -        -
     --------------------------------------------------------------------
                            -       -       13       64        -        -
     --------------------------------------------------------------------
Investments
  Associated companies      -       -        -        -        3        -
  Other                     -       -        -        1        -        -
     --------------------------------------------------------------------
                            -       -        -        1        3        -
     --------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        -        6        -        -
  Accounts receivable       -       1        1       36        -        6
  Accrued revenues          -       -        1       11        -        1
  Materials and supplies    -       -        -        1        -        -
  Deferred income taxes     -       -        -        -        -        -
  Prepayments and other     -       -        -        -        -        -
     --------------------------------------------------------------------
                            -       1        2       54        -        7
     --------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -
  Other                     -       -        -        7        -        -
     --------------------------------------------------------------------
                            -       -        -        7        -        -
     --------------------------------------------------------------------
Total Assets           $    -  $    1   $   15   $  126   $    3   $    7
     --------------------------------------------------------------------















                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                      Inter-CMS NOMECO
                     companyOil and Gas
                     Elimina- Company
                      tions   Consol.
Plant and Property (At Cost)
  Oil and gas properties$    - $1,140
  Other                     -       -
                   -------------------
                            -   1,140
  Less accumulated depreciation,
    depletion and amortization     -   578
                   -------------------
                            -     562
  Construction work-in-progress     -     -
                   -------------------
                            -     562
                   -------------------
Investments
  Associated companies   (453)      -
  Other                     -       1
                   -------------------
                         (453)      1
                   -------------------
Current Assets
  Cash and temporary cash
    investments             -      17
  Accounts receivable     (50)     32
  Accrued revenues          -      71
  Materials and supplies    -       8
  Deferred income taxes     -      12
  Prepayments and other     -      10
                   -------------------
                          (50)    150
                   -------------------
Non-current Assets
  Postretirement benefits     -     -
  Other                     -      23
                   -------------------
                            -      23
                   -------------------
Total Assets           $ (503) $  736
                   ===================
















(4) Represents CMS NOMECO Oil and Gas Company, NOMECO Australia Pty. Limited, NOMECO Thailand Oil Company, CMS NOMECO
    Pipeline Company, NOMECO Exploration (Thailand) Limited, CMS NOMECO Peru Company and CMS NOMECO International
    Venezuela, Inc. consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.


                             CMS NOMECO OIL AND GAS COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)



                                      Explota-            CMS  CMS NOMECO CMS
                   CMS NOMECONOMECO    ciones    Terra  NOMECO    Inter-NOMECO
                  Oil and GasAustralia Nomeco   Energy, Ecuador  nationalInterna.
                   Company(4)Pty. Ltd.   Inc.     Ltd.    LDC      Ltd.Inc. Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    1  $    -
    Other paid-in-capital   174     -       32       63      125      130      35
    Retained earnings     204      (1)       1       11        7       (3)     11
  --------------------------------------------------------------------------------
                          378      (1)      33       74      132      128      46
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt          188       -        -        -        -        -       9
  Non-current capital leases-       -        -        1        -        -       -
  --------------------------------------------------------------------------------
                          566      (1)      33       75      132      128      55
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        -        1        -        -       4
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -       21       -
  Accounts payable         12       -        -       39        1        -      18
  Accounts payable - related
    parties                (8)      -        -        -        -        2      32
  Accrued interest          2       -        -        -        -        -       -
  Accrued taxes             3       1        1        2        1        -       1
  Other                     5       -        -        1        -        -       1
  --------------------------------------------------------------------------------
                           14       1        1       43        2       23      56
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     4     -        -        -        -        -       -
  Deferred income taxes    45       -        1        8        2        -       4
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     2       -        -        -        -        -      (2)
  --------------------------------------------------------------------------------
                           51       -        1        8        2        -       2
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $  631  $    -   $   35   $  126   $  136   $  151  $  113
  ================================================================================
















                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                                    CMS NOMECO
                        CMS         Equatorial NOMECO             NOMECO   CMS
                      NOMECO  NOMECO  GuineaExploration  NOMECO  Colombia NOMECO
                      PNG OilChina OilOil & Gas(Thailand)Holdings   Oil Venezuela
                        Co.  Company    Co.    Limited    Ltd.    Company  LDC
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital     -     3        -        8       (1)      30      21
    Retained earnings       -      (2)       7       (8)       4      (22)     (1)
  --------------------------------------------------------------------------------
                            -       1        7        -        3        8      20
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            -       -        -        -        -        -       -
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       1        7        -        3        8      20
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        1        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        4        -        -        -       -
  Accounts payable          -       -        4        -        -        -       1
  Accounts payable - related
    parties                 -       -       (3)       -        -        2       -
  Accrued interest          -       -        -        -        -        -       -
  Accrued taxes             -       -        -        -        -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        6        -        -        2       1
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -        -        -        -       -
  Deferred income taxes     -       -        2        -        -       (3)      -
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        2        -        -       (3)      -
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $    -  $    1   $   15   $    -   $    3   $    7  $   21
  ================================================================================















                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                      Inter-CMS NOMECO
                     companyOil and Gas
                     Elimina- Company
                      tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $   (1) $    -
    Other paid-in-capital   (447)   173
    Retained earnings      (5)    203
                   -------------------
                         (453)    376
  Preferred stock           -       -
  Long-term debt            -     197
  Non-current capital leases-       1
                   -------------------
                         (453)    574
                   -------------------
Current Liabilities
  Current portion of long-term
    debt                    -       6
  Current capital leases    -       -
  Notes payable           (25)      -
  Accounts payable          -      75
  Accounts payable - related
    parties               (25)      -
  Accrued interest          -       2
  Accrued taxes             -       9
  Other                     -       7
                   -------------------
                          (50)     99
                   -------------------
Non-current Liabilities
  Postretirement benefits     -     4
  Deferred income taxes     -      59
  Deferred investment tax credit     -     -
  Other                     -       -
                   -------------------
                            -      63
                   -------------------
Total Stockholders' Equity
  and Liabilities      $ (503) $  736
                   ===================
















(4) Represents CMS NOMECO Oil and Gas Company, NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, CMS NOMECO
    International Venezuela, Inc., CMS NOMECO Peru Company and NOMECO Argentina LDC consolidated with CMS NOMECO
    International, Inc. included on the equity method of accounting.


                             CMS NOMECO INTERNATIONAL, INC.
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)



                      CMS CMS NOMECO   CMS  CMS NOMECO            Inter-  CMS
                    NOMECOInternationalNOMECOInternationalCMS    companyNOMECO
                InternationalCongo,Inter. Eq.Tunisia,    NOMECO  Elimina-Interna.
                    Inc.(5)  Inc. Guinea, Inc. Inc.     Alba LDC  tionsInc. Consol.
Plant and Property (At Cost)
  Oil and gas properties$    2 $   43   $   12   $   14   $   10   $    -  $   81
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            2      43       12       14       10        -      81
  Less accumulated depreciation,
    depletion and amortization     -     6     2      -        -        -       8
  --------------------------------------------------------------------------------
                            2      37       10       14       10        -      73
  Construction work-in-progress     -     -     -     -        -        -       -
  --------------------------------------------------------------------------------
                            2      37       10       14       10        -      73
  --------------------------------------------------------------------------------
Investments
  Associated companies     47       -        -        -        -      (47)      -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           47       -        -        -        -      (47)      -
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             4       2        1        -        -        -       7
  Accounts receivable      27       1       12        -        -      (23)     17
  Accrued revenues          -       2        1        -        -        -       3
  Materials and supplies    -       2        -        -        -        -       2
  Prepayments and other     -       9        -        -        -        -       9
  --------------------------------------------------------------------------------
                           31      16       14        -        -      (23)     38
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                     -       -        -        -        -        -       2
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       2
  --------------------------------------------------------------------------------
Total Assets           $   80  $   53   $   26   $   14   $   10   $  (70) $  113
  ================================================================================

















(5) Represents CMS NOMECO International, Inc. and CMS NOMECO International Transportation, Inc. consolidated.


                             CMS NOMECO INTERNATIONAL, INC.
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)



                      CMS CMS NOMECO   CMS  CMS NOMECO           Inter    CMS
                    NOMECOInternationalNOMECOInternationalCMS   company NOMECO
                InternationalCongo,Inter. Eq.Tunisia,    NOMECO Elimina-Interna.
                    Inc.(5)  Inc. Guinea, Inc. Inc.     Alba LDC tionsInc. Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital    35    20        4        9        1      (34)     35
    Retained earnings      11       8        5        -        -      (13)     11
  --------------------------------------------------------------------------------
                           46      28        9        9        1      (47)     46
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            -       8        1        -        -        -       9
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           46      36       10        9        1      (47)     55
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       3        1        -        -        -       4
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          -      11        6        -        1        -      18
  Accounts payable - related
    parties                33       1        8        5        8      (23)     32
  Accrued interest          -       -        -        -        -        -       -
  Accrued taxes             -       1        -        -        -        -       1
  Other                     1       -        -        -        -        -       1
  --------------------------------------------------------------------------------
                           34      16       15        5        9      (23)     56
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -        -        -        -       -
  Deferred income taxes     1       2        1        -        -        -       4
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                    (1)     (1)       -        -        -        -      (2)
  --------------------------------------------------------------------------------
                            -       1        1        -        -        -       2
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $   80  $   53   $   26   $   14   $   10   $  (70) $  113
  ================================================================================
















(5) Represents CMS NOMECO International, Inc. and CMS NOMECO International Transportation, Inc. consolidated.


                                 CMS GENERATION COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)



                                CMSG    CMSG              CMSG            CMSG
                       CMS     Honey    Filer    CMSG   Grayling   CMSG   Filer
                   Generation   Lake    City   Grayling HoldingsOperatingCity Oper.
                     Co. (6)  Company  Company  Company Company  CompanyCompany
Plant and Property (At Cost)
  Independent power production$    -$    -$    - $    -   $    -   $    -  $    -
  Less accumulated depreciation,
    depletion and amortization     -     -     -      -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  Construction work-in-progress     -     -     -     -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Investments
  Associated companies    462       -        -        -        -        -       -
  Other                    13      31       12        1        9        -       -
  --------------------------------------------------------------------------------
                          475      31       12        1        9        -       -
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        1        -        -        2       -
  Accounts receivable      43       -        -        1        1        5       1
  Materials and supplies    -       -        -        -        -        -       -
  Deferred income taxes     5       -        -        -        -        -       -
  Prepayments and other     1       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           49       -        1        1        1        7       1
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                    65       -        -        1        -        -       -
  --------------------------------------------------------------------------------
                           65       -        -        1        -        -       -
  --------------------------------------------------------------------------------
Total Assets           $  589  $   31   $   13   $    3   $   10   $    7  $    1
  ================================================================================




















                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)



                     CMSG                        Mid-     CMSG           HYDRA-CO
                   Resource   CMS      CMSG    Michigan  Invest.   CMSG   Enter-
                 DevelopmentGenerationRecyclingRecycling Company   Cebu   prises
                   Company    S.A.   Company    L.L.C.      I       LDC   Consol.
Plant and Property (At Cost)
  Independent power production$    -$    -$    - $    3   $    -   $    -  $    -
  Less accumulated depreciation,
    depletion and amortization     -     -     -      -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        3        -        -       -
  Construction work-in-progress     -     -     -     -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        3        -        -       -
  --------------------------------------------------------------------------------
Investments
  Associated companies      -       -        2        -       22        -       -
  Other                     -      45        -        -       10       17     137
  --------------------------------------------------------------------------------
                            -      45        2        -       32       17     137
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        -        -        3        -      15
  Accounts receivable       6       2        1        1        -        1      25
  Materials and supplies    -       -        -        -        -        -       -
  Deferred income taxes     -       -        -        -        -        -       -
  Prepayments and other     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            6       2        1        1        3        1      40
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                     -       -        -        2        -        -      20
  --------------------------------------------------------------------------------
                            -       -        -        2        -        -      20
  --------------------------------------------------------------------------------
Total Assets           $    6  $   47   $    3   $    6   $   35   $   18  $  197
  ================================================================================



















                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                               OxfordCentrales         Oxford/    CMSG    CMSG
                       CMSG     Tire  Termicas   CMSG    CMS     Invest.Cebu Oper.
                     Holdings  Supply Mendoza PinamucanDevelopmentCompany LDC
                     Company    Inc.    S.A.     LDC     L.P.      III  Company
Plant and Property (At Cost)
  Independent power production$    -$    2$   41 $    -   $    2   $    -  $    -
  Less accumulated depreciation,
    depletion and amortization     -     1     3      -        -        -       -
  --------------------------------------------------------------------------------
                            -       1       38        -        2        -       -
  Construction work-in-progress     -     -     26     -       -        -       -
  --------------------------------------------------------------------------------
                            -       1       64        -        2        -       -
  --------------------------------------------------------------------------------
Investments
  Associated companies      -       -        -        -        -        -       -
  Other                    12       -        -        -        6       25       -
  --------------------------------------------------------------------------------
                           12       -        -        -        6       25       -
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        2        5        1        -       -
  Accounts receivable       2       1       23        -        1        -       1
  Materials and supplies    -       -        8        -        -        -       -
  Deferred income taxes     -       -        -        -        -        -       -
  Prepayments and other     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            2       1       33        5        2        -       1
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                     4       -       15        -        -        -       -
  --------------------------------------------------------------------------------
                            4       -       15        -        -        -       -
  --------------------------------------------------------------------------------
Total Assets           $   18  $    2   $  112   $    5   $   10   $   25  $    1
  ================================================================================




















                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                              Inter-    CMS
                       CMS   companyGeneration
                     EnsenadaElimina- Company
                       S.A.   tions   Consol.
Plant and Property (At Cost)
  Independent power production$    -$    -$   48
  Less accumulated depreciation,
    depletion and amortization     -     -     4
               --------------------------------
                            -       -       44
  Construction work-in-progress     55     -    81
               --------------------------------
                           55       -      125
               --------------------------------
Investments
  Associated companies      -    (486)       -
  Other                     -       -      318
               --------------------------------
                            -    (486)     318
               --------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -       29
  Accounts receivable       5     (20)     100
  Materials and supplies    -       -        8
  Deferred income taxes     -       -        5
  Prepayments and other     -       -        1
               --------------------------------
                            5     (20)     143
               --------------------------------
Non-current Assets
  Postretirement benefits     -     -        -
  Other                     1      (9)      99
               --------------------------------
                            1      (9)      99
               --------------------------------
Total Assets           $   61  $ (515)  $  685
               ================================




















(6) Represents CMS Generation Company, CMSG GP Company, CMSG Mon Valley Company, CMSG Altoona Company, CMSG Genesee
    Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Investment Company II, CMSG Montreal Company, and
    OTR of Massachusetts, Inc. consolidated with HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                                 CMS GENERATION COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)



                                CMSG      CMSG            CMSG            CMSG
                       CMS     Honey     Filer   CMSG   Grayling  CMSG    Filer
                   Generation   Lake      City Grayling HoldingsOperatingCity Oper.
                     Co.(6)   Company     Inc.  Company  CompanyCompany  Company
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital   574     8        6        4        7        4       -
    Revaluation capital    (7)      -        -        -        -        -       -
    Retained earnings    (122)     10        4       (1)      (1)       1       -
  --------------------------------------------------------------------------------
                          445      18       10        3        6        5       -
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt           83       -        -        -        -        -       -
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                          528      18       10        3        6        5       -
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                   24       -        -        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          9       -        -        -        -        -       -
  Accounts payable - related
    parties                12       1        -        -        -        -       1
  Accrued interest          2       -        -        -        -        -       -
  Accrued taxes            (1)      2        -        -        -        1       -
  Other                     7       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           53       3        -        -        -        1       1
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     2     -        -        -        -        1       -
  Deferred income taxes      5      8        3        -        4        -       -
  Deferred investment tax credit     -     2     -     -       -        -       -
  Other                     1       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            8      10        3        -        4        1       -
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $  589  $   31   $   13   $    3   $   10   $    7  $    1
  ================================================================================















                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)



                      CMSG                      Mid-      CMSG           HYDRA-CO
                    Resource   CMS      CMSG  Michigan   Invest.   CMSG   Enter-
                  DevelopmentGenerationRecyclingRecyclingCompany   Cebu   prises
                    Company    S.A.   Company  L.L.C.       I       LDC   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital     5    45        3        5       32       16     191
    Revaluation capital     -       -        -        -        -        -       -
    Retained earnings      (1)      1        -       (1)       2        1     (17)
  --------------------------------------------------------------------------------
                            4      46        3        4       34       17     174
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            -       -        -        -        -        -       -
  Non-current capital leases-       -        -        1        -        -       -
  --------------------------------------------------------------------------------
                            4      46        3        5       34       17     174
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        -        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          -       -        -        -        -        -       -
  Accounts payable - related
    parties                 1       1        -        1        1        1      (1)
  Accrued interest          -       -        -        -        -        -       -
  Accrued taxes             -       -        -        -        -        -      16
  Other                     1       -        -        -        -        -       8
  --------------------------------------------------------------------------------
                            2       1        -        1        1        1      23
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -        -        -        -       -
  Deferred income taxes     -       -        -        -        -        -       -
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $    6  $   47   $    3   $    6   $   35   $   18  $  197
  ================================================================================














                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                               OxfordCentrales         Oxford/     CMSG    CMSG
                       CMSG     Tire  Termicas  CMSG     CMS      Invest.Cebu Oper.
                     Holdings  Supply MendozaPinamucanDevelopment Company  LDC
                     Company    Inc.    S.A.    LDC      L.P.       III  Company
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital    12     3       67        5       10       25       1
    Revaluation capital     -       -        -        -        -        -       -
    Retained earnings     (11)     (3)      (2)       -        -        -       -
  --------------------------------------------------------------------------------
                            1       -       65        5       10       25       1
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            9       -       16        -        -        -       -
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           10       -       81        5       10       25       1
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        7        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          -       1        5        -        -        -       -
  Accounts payable - related
    parties                 -       1        2        -        -        -       -
  Accrued interest          4       -        -        -        -        -       -
  Accrued taxes             -       -        9        -        -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            4       2       23        -        -        -       -
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -        -        -        -       -
  Deferred income taxes     4       -       (1)       -        -        -       -
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     -       -        9        -        -        -       -
  --------------------------------------------------------------------------------
                            4       -        8        -        -        -       -
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $   18  $    2   $  112   $    5   $   10   $   25  $    1
  ================================================================================















                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                              Inter-    CMS
                       CMS   company Generation
                     EnsenadaElimina-  Company
                       S.A.    tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -
    Other paid-in-capital    56   (505)    574
    Revaluation capital     -       -       (7)
    Retained earnings       -      19     (121)
               --------------------------------
                           56    (486)     446
  Preferred stock           -       -        -
  Long-term debt            -      (9)      99
  Non-current capital leases-       -        1
               --------------------------------
                           56    (495)     546
               --------------------------------
Current Liabilities
  Current portion of long-term
    debt                    5       -       36
  Current capital leases    -       -        -
  Notes payable             -       -        -
  Accounts payable          -      (2)      13
  Accounts payable - related
    parties                 -     (14)       7
  Accrued interest          -      (4)       2
  Accrued taxes             -       -       27
  Other                     -       -       16
               --------------------------------
                            5     (20)     101
               --------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        3
  Deferred income taxes     -       -       23
  Deferred investment tax credit     -     -     2
  Other                     -       -       10
               --------------------------------
                            -       -       38
               --------------------------------
Total Stockholders' Equity
  and Liabilities      $   61  $ (515)  $  685
               ================================















(6) Represents CMS Generation Company, CMSG GP Company, CMSG Mon Valley Company, CMS Midland II, CMSG Altoona Company,
    CMSG Genesee Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Investment Company II, CMSG Montreal
    Company, OTR of Massachusetts, Inc., OTR of Bloomfield, Inc. and OTR Southern California, Inc. consolidated with
    HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                               HYDRA-CO ENTERPRISES, INC.
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)



                   HYDRO-CO             HCE      New       HCE    Inter- HYDRA-CO
                    Enter-     HCE     Appo-    Bern    Rockfort company  Enter-
                    prises   Hudson,  mattox,  Project   Diesel, Elimina- prises
                    Inc.(7)    Inc.     Inc.  Mgt. Inc.    Inc.   tions   Consol.
Plant and Property (At Cost)
  Independent power production$    -$    -$    - $    -   $    -   $    -  $    -
  Less accumulated depreciation,
    depletion and amortization     -     -     -      -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  Construction work-in-progress     -     -     -     -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Investments
  Associated companies     26       -        -        -        -      (26)      -
  Other                   124       7        2        1        3        -     137
  --------------------------------------------------------------------------------
                          150       7        2        1        3      (26)    137
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments            15       -        -        -        -        -      15
  Accounts receivable      27       1        -        -        -       (3)     25
  Materials and supplies    -       -        -        -        -        -       -
  Prepayments and other     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           42       1        -        -        -       (3)     40
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                    18       2        -        -        -        -      20
  --------------------------------------------------------------------------------
                           18       2        -        -        -        -      20
  --------------------------------------------------------------------------------
Total Assets           $  210  $   10   $    2   $    1   $    3   $  (29) $  197
  ================================================================================





















(7) Represents HYDRA-CO Enterprises, Inc., HCE Imperial Valley, Inc., HCE Jamaica Development, Inc., HCE
    Lakewood, Inc., Lakewood Project Management Inc. and CMS Generation Operating Company II, Inc. consolidated.


                               HYDRO-CO ENTERPRISES, INC.
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)



                    HYDRO-CO            HCE      New       HCE    Inter- HYDRA-CO
                     Enter-    HCE     Appo-    Bern    Rockfort company  Enter-
                     prises  Hudson,  mattox,  Project   Diesel, Elimina- prises
                     Inc.(7)   Inc.     Inc.  Mgt. Inc.    Inc.   tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital   196     8        2        -        3      (18)    191
    Revaluation capital     -       -        -        -        -        -       -
    Retained earnings     (12)      2        -        1        -       (8)    (17)
  --------------------------------------------------------------------------------
                          184      10        2        1        3      (26)    174
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            -       -        -        -        -        -       -
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                          184      10        2        1        3      (26)    174
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        -        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          -       -        -        -        -        -       -
  Accounts payable - related
    parties                 2       -        -        -        -       (3)     (1)
  Accrued interest          -       -        -        -        -        -       -
  Accrued taxes            16       -        -        -        -        -      16
  Other                     8       -        -        -        -        -       8
  --------------------------------------------------------------------------------
                           26       -        -        -        -       (3)     23
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     -     -        -        -        -        -       -
  Deferred income taxes     -       -        -        -        -        -       -
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $  210  $   10   $    2   $    1   $    3   $  (29) $  197
  ================================================================================















(7) Represents HYDRA-CO Enterprises, Inc., HCE Imperial Valley, Inc., HCE Jamaica Development, Inc., HCE
    Lakewood, Inc., Lakewood Project Management Inc. and CMS Generation Operating Company II, Inc. consolidated.


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)




                    CMS Gas             CMS      CMS      CMS      CMS    CMS
                 Transmission  CMS    Saginaw  SaginawGulf Coast   Gas  Jackson
                   & Storage Antrim     Bay    Bay Lat. Storage ArgentinaPipeline
                   Company(8)Company  Company  Company  Company  CompanyCompany
Plant and Property (At Cost)
  Natural gas transmission
    and storage        $   33  $   39   $    -   $    -   $    -   $    -  $   10
  Other                     -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                           33      39        -        -        -        -      10
  Less accumulated depreciation,
    depletion and amortization     2     5     -      -        -        -       2
  --------------------------------------------------------------------------------
                           31      34        -        -        -        -       8
  Construction work-in-progress     -     3     -     -        -        -       -
  --------------------------------------------------------------------------------
                           31      37        -        -        -        -       8
  --------------------------------------------------------------------------------
Investments
  Associated companies    214       -        -        -        -        -       -
  Other                    76       -       13        2        -      142       -
  --------------------------------------------------------------------------------
                          290       -       13        2        -      142       -
  --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       1        -        -        -        -       1
  Accounts receivable      20       2        -        1        3        6       1
  Materials and supplies    -       1        -        -        -        -       -
  Prepayments and other     1       1        -        -        -        -       -
  --------------------------------------------------------------------------------
                           21       5        -        1        3        6       2
  --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits     -     -        -        -        -        -       -
  Other                    21       -        -        -        -        -       1
  --------------------------------------------------------------------------------
                           21       -        -        -        -        -       1
  --------------------------------------------------------------------------------
Total Assets           $  363  $   42   $   13   $    3   $    3   $  148  $   11
  ================================================================================
















                              (Continued on Following Page)


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                          Consolidating Balance Sheet - Assets
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                       CMS           Cherokee   Inter-  CMS Gas
                   Grand LacsPetal      Gas    companyTran. & Stor.
                     HoldingGas StorageProcessingElimina-Company
                     CompanyCompany    L.L.C.   tions   Consol.
Plant and Property (At Cost)
  Natural gas transmission
    and storage        $    -  $   15   $   38   $    -   $  135
  Other                     -       -        -        -        -
         --------------------------------------------------------
                            -      15       38        -      135
  Less accumulated depreciation,
    depletion and amortization-     1        -        -       10
         --------------------------------------------------------
                            -      14       38        -      125
  Construction work-in-progress1    -        -        -        4
         --------------------------------------------------------
                            1      14       38        -      129
         --------------------------------------------------------
Investments
  Associated companies      -       -        -     (214)       -
  Other                     -       -        -        -      233
         --------------------------------------------------------
                                                   (214)     233
         --------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments             -       -        1        -        3
  Accounts receivable       -       2        2      (10)      27
  Materials and supplies    1       -        -        -        2
  Prepayments and other     -       -        -        -        2
         --------------------------------------------------------
                            1       2        3      (10)      34
         --------------------------------------------------------
Non-current Assets
  Postretirement benefits   -       -        -        -        -
  Other                     2       -        -      (10)      14
         --------------------------------------------------------
                            2       -        -      (10)      14
         --------------------------------------------------------
Total Assets           $    4  $   16   $   41   $ (234)  $  410
         ========================================================

















(8) Represents CMS Gas Transmission and Storage Company and CMS Specialty Gas Processors Company consolidated.


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)



                    CMS Gas              CMS     CMS      CMS      CMS     CMS
                 Transmission  CMS     Saginaw SaginawGulf Coast   Gas   Jackson
                   & Storage Antrim      Bay   Bay Lat. Storage ArgentinaPipeline
                   Company(8)Company   Company Company  Company  Company Company
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -   $    -  $    -
    Other paid-in-capital   333     2       10        2        3      137       1
    Retained earnings      14      15        1        -        -        5       1
  --------------------------------------------------------------------------------
                          347      17       11        2        3      142       2
  Preferred stock           -       -        -        -        -        -       -
  Long-term debt            -      18        -        -        -        -       6
  Non-current capital leases-       -        -        -        -        -       -
  --------------------------------------------------------------------------------
                          347      35       11        2        3      142       8
  --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       3        -        -        -        -       -
  Current capital leases    -       -        -        -        -        -       -
  Notes payable             -       -        -        -        -        -       -
  Accounts payable          3       1        -        -        -        -       1
  Accounts payable - related
    parties                 2       -        -        -        -        -       -
  Accrued interest          -       -        -        -        -        -       -
  Accrued taxes             -       1        -        -        -        -       -
  Other                     7       -        -        -        -        6       -
  --------------------------------------------------------------------------------
                           12       5        -        -        -        6       1
  --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits     1     -        -        -        -        -       -
  Deferred income taxes     3       2        2        1        -        -       1
  Deferred investment tax credit     -     -     -     -       -        -       -
  Other                     -       -        -        -        -        -       1
  --------------------------------------------------------------------------------
                            4       2        2        1        -        -       2
  --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $  363  $   42   $   13   $    3   $    3   $  148  $   11
  ================================================================================
















                              (Continued on Following Page)


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                  Consolidating Balance Sheet - Equity and Liabilities
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                       CMS           Cherokee   Inter-  CMS Gas
                   Grand LacsPetal      Gas    companyTran. & Stor.
                     HoldingGas StorageProcessingElimina-Company
                     CompanyCompany    L.L.C.   tions   Consol.
Capitalization
  Common Stockholders' Equity
    Common stock       $    -  $    -   $    -   $    -   $    -
    Other paid-in-capital   1       4       32     (192)     333
    Retained earnings       -      (1)       1      (22)      14
         --------------------------------------------------------
                            1       3       33     (214)     347
  Preferred stock           -       -        -        -        -
  Long-term debt            -       -        -        -       24
  Non-current capital leases-      10        -      (10)       -
         --------------------------------------------------------
                            1      13       33     (224)     371
         --------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                    -       -        -        -        3
  Current capital leases    -       -        -        -        -
  Notes payable             -       -        -        -        -
  Accounts payable          -       1        1        -        7
  Accounts payable - related
    parties                 3       1        -       (4)       2
  Accrued interest          -       -        -        -        -
  Accrued taxes             -       1        -        -        2
  Other                     -       -        -       (6)       7
         --------------------------------------------------------
                            3       3        1      (10)      21
         --------------------------------------------------------
Non-current Liabilities
  Postretirement benefits   -       -        -        -        1
  Deferred income taxes     -       -        -        -        9
  Deferred investment tax credit-   -        -        -        -
  Other                     -       -        7        -        8
         --------------------------------------------------------
                            -       -        7        -       18
         --------------------------------------------------------
Total Stockholders' Equity
  and Liabilities      $    4  $   16   $   41   $ (234)  $  410
         ========================================================
















(8) Represents CMS Gas Transmission and Storage Company and CMS Specialty Gas Processors Company consolidated.


                                 CMS ENERGY CORPORATION
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                            Consumers  CMS      Inter-
                              PowerEnterprises company  CMS Energy
                   CMS EnergyCompany Company   Elimina-Corporation
                    Corp.(1)  Consol. Consol.   tions    Consol.
Balance at January 1, 1996 $ (475)$  237 $  (93) $ (144)  $ (475)

Net Income (Loss)         245     296       59     (324)     276

Less Dividends Paid
  Common Stock - CMS Energy    94     -      -        -       94
                 Class G    9       -        -        -        9
  Preferred Stock           -      28       14      (14)      28
  Preferred Securities Distribution-8        -        -        8
  Associated Companies      5     200       74     (279)       -
         --------------------------------------------------------
                          108     236       88     (293)     139
         --------------------------------------------------------
Balance at December 31, 1996 $ (338)$  297 $  (122)$ (175) $ (338)
         ========================================================






































(1) Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                 CONSUMERS POWER COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                             Michigan   Huron     CMS             Inter-Consumers
                    Consumers   Gas     Hydro-  Midland    CMS   company   Power
                      Power   Storage  carbons Holdings  Midland Elimina- Company
                   Company(2) Company    Inc.   Company    Inc.   tions   Consol.
Balance at January 1, 1996$  237$   21  $    3   $   24   $    2   $  (50) $  237

Net Income (Loss)         298       3        1        7       20      (33)    296

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock          28       -        -        -        -        -      28
  Preferred Securities Distribution8-        -        -        -        -       8
  Associated Companies    200       5        2        -        -       (7)    200
  --------------------------------------------------------------------------------
                          236       5        2        -        -       (7)    236
  --------------------------------------------------------------------------------
Balance at December 31, 1996$  299$   19$    2   $   31   $   22   $  (76) $  297
  ================================================================================







































(2) Represents Consumers Power Company, CMS Engineering Company and ES Services Company consolidated with Michigan Gas
    Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.


                                 CMS ENTERPRISES COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                           CMS NOMECO   CMS       CMS     CMS           CMS Gas
                      CMS   Oil and Generation  UtilityElectricCMS GasTran. & Stor.
                  EnterprisesGas Co.  Company  Services  & GasMarketing Company
                   Company(3)Consol.  Consol.     Inc.  CompanyCompany  Consol.
Balance at January 1, 1996 $  (93)$  176 $  (75) $   (3)  $    -   $    4  $   12

Net Income (Loss)          60      27       10        -        1        2      17

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock          14       -        -        -        -        -       -
  Associated Companies     74       -       56        -        -        -      15
  --------------------------------------------------------------------------------
                           88       -       56        -        -        -      15
  --------------------------------------------------------------------------------
Balance at December 31, 1996 $ (121)$  203 $ (121) $   (3)$     1  $    6  $   14
  ================================================================================








































                              (Continued on Following Page)


                                 CMS ENTERPRISES COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                                       Inter-    CMS
                        CMS     CMS   company Enterprises
                       Land   Capital Elimina-  Company
                      Company  Corp.   tions    Consol.
Balance at January 1, 1996$    8 $   (7) $ (115) $  (93)

Net Income (Loss)           3       1      (62)      59

Less Dividends Paid
  Common Stock              -       -        -        -
  Preferred Stock           -       -        -       14
  Associated Companies      3       -      (74)      74
            --------------------------------------------
                            3       -      (74)      88
            --------------------------------------------
Balance at December 31, 1996$    8 $   (6) $  (103) $ (122)
            ============================================







































(3) Represents CMS Enterprises Company, CMS Electric Marketing Company, KJL Limited, Inc. and Monarch Management
    Company consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc.,
    CMS Land Company, CMS Capital Corporation, CMS Gas Marketing Company, CMS Gas Transmission and Storage
    Company and CMS Electric and Gas Company included on the equity method of accounting.


                             CMS NOMECO OIL AND GAS COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                                                        NOMECO
                                       NOMECO         Equatorial          NOMECO
                   CMS NOMECO NOMECO   Inter-   NOMECO  Guinea    NOMECO Colombia
                  Oil and GasAustralianational  EcuadorOil & Gas Holdings  Oil
                   Company(4)Pty. Ltd.  Ltd.      LDC      Co.      Ltd.  Company
Balance at January 1, 1996$  176$    1  $   (4)  $    3   $    4   $    4  $  (21)

Net Income (Loss)          28       -        1        4        3        -      (1)

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock           -       -        -        -        -        -       -
  Associated Companies      -       2        -        -        -        -       -
  --------------------------------------------------------------------------------
                            -       2        -        -        -        -       -
  --------------------------------------------------------------------------------
Balance at December 31, 1996$  204$   (1) $   (3)$    7   $    7   $    4  $  (22)
  ================================================================================







































                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                     NOMECO           Explota-          CMS               Inter-
                  Exploration NOMECO   ciones    Terra NOMECO CMS NOMECO company
                   (Thailand)China Oil Nomeco   Energy,Interna.Venezuela Elimina-
                    Limited  Company    Inc.      Ltd.Inc. Consol.LDC     tions
Balance at January 1, 1996 $   (8) $   (2)$    - $    3   $    4   $    -  $   16

Net Income (Loss)           -       -        1        8        7       (1)    (23)

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock           -       -        -        -        -        -       -
  Associated Companies      -       -        -        -        -        -      (2)
  --------------------------------------------------------------------------------
                            -       -        -        -        -        -      (2)
  --------------------------------------------------------------------------------
Balance at December 31, 1996 $   (8) $   (2) $    1$   11 $   11   $   (1) $   (5)
  ================================================================================







































                              (Continued on Following Page)


                             CMS NOMECO OIL AND GAS COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                  CMS NOMECO
                  Oil and Gas
                    Company
                    Consol.
Balance at January 1, 1996 $  176

Net Income (Loss)          27

Less Dividends Paid
  Common Stock              -
  Preferred Stock           -
  Associated Companies      -
                      -------
                            -
                      -------
Balance at December 31, 1996 $  203
                      =======







































(4) Represents CMS NOMECO Oil and Gas Company, NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, CMS NOMECO
    International Venezuela, Inc., CMS NOMECO Peru Company and NOMECO Argentina LDC consolidated with CMS NOMECO
    International, Inc. included on the equity method of accounting.


                             CMS NOMECO INTERNATIONAL, INC.
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                      CMSCMS NOMECO    CMS      Inter-CMS NOMECO
                    NOMECOInternationalNOMECO  companyOil and Gas
                InternationalCongo, Inter Eq.  Elimina- Company
                    Inc.(5)  Inc. Guinea, Inc.  tions  Consol.
Balance at January 1, 1996 $    4$    3 $    2   $   (5)  $    4

Net Income (Loss)           7       5        3       (8)       7

Less Dividends Paid
  Common Stock              -       -        -        -        -
  Preferred Stock           -       -        -        -        -
  Associated Companies      -       -        -        -        -
        ---------------------------------------------------------
                            -       -        -        -        -
        ---------------------------------------------------------
Balance at December 31, 1996 $   11 $    8 $    5$   (13) $   11
        =========================================================








































(5) Represents CMS NOMECO International, Inc., CMS NOMECO International Tunisia, Inc., CMS NOMECO Alba LDC and CMS
    NOMECO International Transportation, Inc. consolidated.


                                 CMS GENERATION COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)



                                CMSG      CMSG            CMSG             Oxford
                       CMS     Honey     Filer   CMSG   Grayling  CMSG      Tire
                   Generation   Lake      City Holdings HoldingsOperating  Supply
                     Co.(6)   Company     Inc. Company   Company Company    Inc.
Balance at January 1, 1996 $  (76)$    9$    3   $   (2)  $    1   $    -  $   (3)

Net Income (Loss)          10       4        2        9        1        1       -

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock           -       -        -        -        -        -       -
  Associated Companies     56       3        1       18        3        -       -
  --------------------------------------------------------------------------------
                           56       3        1       18        3        -       -
  --------------------------------------------------------------------------------
Miscellaneous Adjustments   -       -        -        -        -        -       -
  --------------------------------------------------------------------------------
Balance at December 31, 1996 $ (122)$   10$    4 $  (11)  $   (1)  $    1  $   (3)
  ================================================================================





































                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                             HYDRA-COCentrales  Mid-      CMS      CMS     CMS
                       CMS    Enter-  TermicasMichiganGenerationResourceGeneration
                   Generation prises  MendozaRecycling Grayling Develop.Inv. Co.
                       S.A.   Consol.   S.A.   L.L.C.   Company    Company  I
Balance at January 1, 1996$    3$    5  $   (2)  $   (1)  $    -   $    -  $    -

Net Income (Loss)          (2)      8       (1)       -        -       (1)      2

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock           -       -        -        -        -        -       -
  Associated Companies      -      30        -        -        1        -       -
  --------------------------------------------------------------------------------
                            -      30        -        -        1        -       -
  --------------------------------------------------------------------------------
Miscellaneous Adjustments   -       -        1        -        -        -
  --------------------------------------------------------------------------------
Balance at December 31, 1996$    1$  (17) $   (2) $   (1) $   (1)  $   (1) $    2
  ================================================================================





































                              (Continued on Following Page)


                                 CMS GENERATION COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                      CMS     Inter-    CMS
                   Generationcompany  Generation
                      Cebu   Elimina- Company
                       LDC    tions    Consol.
Balance at January 1, 1996$    -$  (12) $  (75)

Net Income (Loss)           1     (24)      10

Less Dividends Paid
  Common Stock              -       -        -
  Preferred Stock           -       -        -
  Associated Companies      -     (56)      56
               --------------------------------
                            -     (56)      56
               --------------------------------
Miscellaneous Adjustments   -      (1)       -
               --------------------------------
Balance at December 31, 1996$    1$   19$ (121)
               ================================





































(6) Represents CMS Generation Company, CMSG GP Company, CMSG Filer City Operating Company, CMSG Mon Valley Company,
    CMS Midland II, CMSG Altoona Company, CMSG Genesee Company, CMSG Recycling Company, CMSG Lyonsdale Company, CMSG
    Chateaugay Company, CMSG Investment Company II, CMSG Investment Company III, CMSG Pinamucan LDC, CMSG Cebu
    Operating LDC Company, CMSG Montreal Company, OTR Southern California, Inc., OTR of Bloomfield, Inc., OTR of
    Massachusetts, Inc., Oxford/CMS Development L.P. and CMS Ensenada S.A. consolidated with HYDRA-CO Enterprises,
    Inc. included on the equity method of accounting.


                               HYDRA-CO ENTERPRISES, INC.
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                    HYDRA-CO            New      HCE     Inter-HYDRO-CO
                     Enter-    HCE     Bern   Imperial  company Enter-
                     prises, Hudson,  Project  Valley,  Elimina-prises
                     Inc.(7)   Inc.  Mgt. Inc.   Inc.    tions  Consol.
Balance at January 1, 1996$    5$    2  $    1   $    -   $   (3)  $    5

Net Income (Loss)          11       -        -        2       (5)       8

Less Dividends Paid
  Common Stock              -       -        -        -        -        -
  Preferred Stock           -       -        -        -        -        -
  Associated Companies     30       -        -        -        -       30
 ------------------------------------------------------------------------
                           30       -        -        -        -       30
 ------------------------------------------------------------------------
Balance at December 31, 1996$  (14)$    2 $    1 $    2   $   (8)  $  (17)
 ========================================================================








































(7) Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc., HCE Rockfort Diesel, Inc., HCE Jamaica Development,
    Inc., HCE Lakewood, Inc., Lakewood Project Management Inc. and CMS Generation Operating Company II, Inc.
    consolidated.


                        CMS GAS TRANSMISSION AND STORAGE COMPANY
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)


                    CMS Gas              CMS     CMS      CMS      CMS
                 Transmission   CMS    Saginaw   Gas  Gulf Coast Jackson Petal
                   & Storage  Antrim     Bay  Argentina Storage PipelineGas Storage
                   Company(8) Company  Company Company  Company  CompanyCompany
Balance at January 1, 1996$   12$   11  $    1   $    4   $    1   $    1  $    -

Net Income (Loss)          17       4        -       11        3        1      (1)

Less Dividends Paid
  Common Stock              -       -        -        -        -        -       -
  Preferred Stock           -       -        -        -        -        -       -
  Associated Companies     15       -        -       10        4        1       -
  --------------------------------------------------------------------------------
                           15       -        -       10        4        1       -
  --------------------------------------------------------------------------------
Balance at December 31, 1996$   14$   15$    1   $    5   $    -   $    1  $   (1)
  ================================================================================








































                              (Continued on Following Page)


                      CMS GAS TRANSMISSION AND STORAGE CORPORATION
                      Consolidating Statement of Retained Earnings
                                    December 31, 1996
                                      (In Millions)
                             (Continued from Previous Page)


                    CherokeeInter-  CMS Gas
                       Gas CompanyTran. & Stor.
                   ProcessingElimina-Company
                      L.L.C.tions   Consol.
Balance at January 1, 1996$    -$  (18) $   12

Net Income (Loss)           1     (19)      17

Less Dividends Paid
  Common Stock              -       -        -
  Preferred Stock           -       -        -
  Associated Companies      -     (15)      15
               --------------------------------
                            -     (15)      15
               --------------------------------
Balance at December 31, 1996$    1$  (22)$   14
               ================================







































(8) Represents CMS Gas Transmission and Storage Company, CMS Saginaw Bay Lateral Company, CMS Grands Lacs Holding
    Company and CMS Specialty Gas Processors Company consolidated.
